                    EVERY SHAREHOLDER'S VOTE IS IMPORTANT!
         THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE PROPOSAL.


                 PLEASE VOTE, SIGN, DATE AND PROMPTLY RETURN
                  YOUR PROXY IN THE ENCLOSED ENVELOPE TODAY!

                 Please detach at perforation before mailing.

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

PROXY                                                                      PROXY

                         INVESTORS TRUST GROWTH FUND
                      a separate investment portfolio of
                               INVESTORS TRUST


THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned holder of shares of the above named Fund, a separate investment portfolio of Investors Trust, hereby appoints Edward J. Wiles, Jr. and Edward R. McMillan, attorneys and proxies for the undersigned with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the above named Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders of the above named Fund to be held at the Tara Stamford Hotel, 2701 Summer Street, Stamford, Connecticut 06905 on September 15, 1997 at 2:00 p.m. Eastern Time, and any adjournment or adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and Combined Prospectus/Proxy Statement dated July 30, 1997 and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting. A majority of the proxies present and acting at the Special Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.


                                       NOTE: PLEASE SIGN EXACTLY AS YOUR NAME
                                       APPEARS ON THIS PROXY CARD. If joint
                                       owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

                                       DATE                               , 1997
                                           -------------------------------

                                       -----------------------------------------

                                       -----------------------------------------
                                       Signature(s) Title(s), if applicable    A

                    EVERY SHAREHOLDER'S VOTE IS IMPORTANT!
         THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE PROPOSAL.


                 PLEASE VOTE, SIGN, DATE AND PROMPTLY RETURN
                  YOUR PROXY IN THE ENCLOSED ENVELOPE TODAY!

                 Please detach at perforation before mailing.

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE SHAREHOLDER AS SIGNED ON THE REVERSE SIDE OF THIS CARD. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR APPROVAL OF THE PROPOSAL. PLEASE MARK YOUR VOTE BELOW IN BLUE OR BLACK INK. DO NOT USE RED INK. EXAMPLE: /X/

1. To approve the Agreement and Plan of Reorganization dated as of July 24, 1997 providing for (i) the acquisition of all or substantially all of the assets of Investors Trust Growth Fund ("Growth Fund") by GE Mid-Cap Growth Fund ("Mid-Cap Growth Fund"), a separate investment portfolio of GE Funds, in exchange for shares of Mid-Cap Growth Fund and the assumption by GE Funds on behalf of Mid-Cap Growth Fund of scheduled liabilities of Growth Fund,
   (ii) the distribution to shareholders of Growth Fund of such shares of Mid-Cap Growth Fund in liquidation of Growth Fund and (iii) the subsequent termination of Growth Fund.

               FOR  / /         AGAINST / /         ABSTAIN / /


                                                                               A

                    EVERY SHAREHOLDER'S VOTE IS IMPORTANT!
         THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE PROPOSAL.


                 PLEASE VOTE, SIGN, DATE AND PROMPTLY RETURN
                  YOUR PROXY IN THE ENCLOSED ENVELOPE TODAY!

                 Please detach at perforation before mailing.

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

PROXY                                                                      PROXY

                          INVESTORS TRUST VALUE FUND
                      a separate investment portfolio of
                               INVESTORS TRUST


THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned holder of shares of the above named Fund, a separate investment portfolio of Investors Trust, hereby appoints Edward J. Wiles, Jr. and Edward R. McMillan, attorneys and proxies for the undersigned with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the above named Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders of the above named Fund to be held at the Tara Stamford Hotel, 2701 Summer Street, Stamford, Connecticut 06905 on September 15, 1997 at 2:00 p.m. Eastern Time, and any adjournment or adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and Combined Prospectus/Proxy Statement dated July 30, 1997 and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting. A majority of the proxies present and acting at the Special Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.


                                       NOTE: PLEASE SIGN EXACTLY AS YOUR NAME
                                       APPEARS ON THIS PROXY CARD. If joint
                                       owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

                                       DATE                               , 1997
                                           -------------------------------

                                       -----------------------------------------

                                       -----------------------------------------
                                       Signature(s) Title(s), if applicable    B

                    EVERY SHAREHOLDER'S VOTE IS IMPORTANT!
         THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE PROPOSAL.


                 PLEASE VOTE, SIGN, DATE AND PROMPTLY RETURN
                  YOUR PROXY IN THE ENCLOSED ENVELOPE TODAY!

                 Please detach at perforation before mailing.

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE SHAREHOLDER AS SIGNED ON THE REVERSE SIDE OF THIS CARD. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR APPROVAL OF THE PROPOSAL. PLEASE MARK YOUR VOTE BELOW IN BLUE OR BLACK INK. DO NOT USE RED INK. EXAMPLE: /X/

1. To approve the Agreement and Plan of Reorganization dated as of July 24, 1997 providing for (i) the acquisition of all or substantially all of the assets of Investors Trust Value Fund ("Value Fund") by GE Value Equity Fund ("Value Equity Fund"), a separate investment portfolio of GE Funds, in exchange for shares of Value Equity Fund and the assumption by GE Funds on behalf of Value Equity Fund of scheduled liabilities of Value Fund, (ii) the distribution to shareholders of Value Fund of such shares of Value Equity Fund in liquidation of Value Fund and (iii) the subsequent termination of Value Fund.

               FOR  / /         AGAINST / /         ABSTAIN / /


                                                                               B

                    EVERY SHAREHOLDER'S VOTE IS IMPORTANT!
         THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE PROPOSAL.


                 PLEASE VOTE, SIGN, DATE AND PROMPTLY RETURN
                  YOUR PROXY IN THE ENCLOSED ENVELOPE TODAY!

                 Please detach at perforation before mailing.

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

PROXY                                                                      PROXY

                        INVESTORS TRUST TAX FREE FUND
                      a separate investment portfolio of
                               INVESTORS TRUST


THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned holder of shares of the above named Fund, a separate investment portfolio of Investors Trust, hereby appoints Edward J. Wiles, Jr. and Edward R. McMillan, attorneys and proxies for the undersigned with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the above named Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders of the above named Fund to be held at the Tara Stamford Hotel, 2701 Summer Street, Stamford, Connecticut 06905 on September 15, 1997 at 2:00 p.m. Eastern Time, and any adjournment or adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and Combined Prospectus/Proxy Statement dated July 30, 1997 and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting. A majority of the proxies present and acting at the Special Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.


                                       NOTE: PLEASE SIGN EXACTLY AS YOUR NAME
                                       APPEARS ON THIS PROXY CARD. If joint
                                       owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

                                       DATE                               , 1997
                                           -------------------------------

                                       -----------------------------------------

                                       -----------------------------------------
                                       Signature(s) Title(s), if applicable    C

                    EVERY SHAREHOLDER'S VOTE IS IMPORTANT!
         THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE PROPOSAL.


                 PLEASE VOTE, SIGN, DATE AND PROMPTLY RETURN
                  YOUR PROXY IN THE ENCLOSED ENVELOPE TODAY!

                 Please detach at perforation before mailing.

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE SHAREHOLDER AS SIGNED ON THE REVERSE SIDE OF THIS CARD. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR APPROVAL OF THE PROPOSAL. PLEASE MARK YOUR VOTE BELOW IN BLUE OR BLACK INK. DO NOT USE RED INK. EXAMPLE: /X/

1. To approve the Agreement and Plan of Reorganization dated as of July 24, 1997 providing for (i) the acquisition of all or substantially all of the assets of Investors Trust Tax Free Fund ("Tax Free Fund") by GE Tax-Exempt Fund ("Tax-Exempt Fund"), a separate investment portfolio of GE Funds, in exchange for shares of Tax-Exempt Fund and the assumption by GE Funds on behalf of Tax-Exempt Fund of scheduled liabilities of Tax Free Fund, (ii) the distribution to shareholders of Tax Free Fund of such shares of Tax-Exempt Fund in liquidation of Tax Free Fund and (iii) the subsequent termination of Tax Free Fund.

               FOR  / /         AGAINST / /         ABSTAIN / /


                                                                               C

                    EVERY SHAREHOLDER'S VOTE IS IMPORTANT!
         THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE PROPOSAL.


                 PLEASE VOTE, SIGN, DATE AND PROMPTLY RETURN
                  YOUR PROXY IN THE ENCLOSED ENVELOPE TODAY!

                 Please detach at perforation before mailing.

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

PROXY                                                                      PROXY

                       INVESTORS TRUST GOVERNMENT FUND
                      a separate investment portfolio of
                               INVESTORS TRUST

THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned holder of shares of the above named Fund, a separate investment portfolio of Investors Trust, hereby appoints Edward J. Wiles, Jr. and Edward R. McMillan, attorneys and proxies for the undersigned with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the above named Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders of the above named Fund to be held at the Tara Stamford Hotel, 2701 Summer Street, Stamford, Connecticut 06905 on September 15, 1997 at 2:00 p.m. Eastern Time, and any adjournment or adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and Combined Prospectus/Proxy Statement dated July 30, 1997 and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting. A majority of the proxies present and acting at the Special Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.


                                       NOTE: PLEASE SIGN EXACTLY AS YOUR NAME
                                       APPEARS ON THIS PROXY CARD. If joint
                                       owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

                                       DATE                               , 1997
                                           -------------------------------

                                       -----------------------------------------

                                       -----------------------------------------
                                       Signature(s) Title(s), if applicable    D

                    EVERY SHAREHOLDER'S VOTE IS IMPORTANT!
         THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE PROPOSAL.


                 PLEASE VOTE, SIGN, DATE AND PROMPTLY RETURN
                  YOUR PROXY IN THE ENCLOSED ENVELOPE TODAY!

                 Please detach at perforation before mailing.

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE SHAREHOLDER AS SIGNED ON THE REVERSE SIDE OF THIS CARD. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR APPROVAL OF THE PROPOSAL. PLEASE MARK YOUR VOTE BELOW IN BLUE OR BLACK INK. DO NOT USE RED INK. EXAMPLE: /X/

1. To approve the Agreement and Plan of Reorganization dated as of July 24, 1997 providing for (i) the acquisition of all or substantially all of the assets of Investors Trust Government Fund ("IT Government Fund") by GE Government Securities Fund ("GE Government Securities Fund"), a separate investment portfolio of GE Funds, in exchange for shares of GE Government Securities Fund and the assumption by GE Funds on behalf of GE Government Securities Fund of scheduled liabilities of IT Government Fund, (ii) the distribution to shareholders of IT Government Fund of such shares of GE Government Securities Fund in liquidation of IT Government Fund and (iii) the subsequent termination of IT Government Fund.

               FOR  / /         AGAINST / /         ABSTAIN / /


                                                                               D

                    EVERY SHAREHOLDER'S VOTE IS IMPORTANT!
         THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE PROPOSAL.


                 PLEASE VOTE, SIGN, DATE AND PROMPTLY RETURN
                  YOUR PROXY IN THE ENCLOSED ENVELOPE TODAY!

                 Please detach at perforation before mailing.

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

PROXY                                                                      PROXY

                     INVESTORS TRUST ADJUSTABLE RATE FUND
                      a separate investment portfolio of
                               INVESTORS TRUST


THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned holder of shares of the above named Fund, a separate investment portfolio of Investors Trust, hereby appoints Edward J. Wiles, Jr. and Edward R. McMillan, attorneys and proxies for the undersigned with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the above named Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders of the above named Fund to be held at the Tara Stamford Hotel, 2701 Summer Street, Stamford, Connecticut 06905 on September 15, 1997 at 2:00 p.m. Eastern Time, and any adjournment or adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and Combined Prospectus/Proxy Statement dated July 30, 1997 and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting. A majority of the proxies present and acting at the Special Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.


                                       NOTE: PLEASE SIGN EXACTLY AS YOUR NAME
                                       APPEARS ON THIS PROXY CARD. If joint
                                       owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

                                       DATE                               , 1997
                                           -------------------------------

                                       -----------------------------------------

                                       -----------------------------------------
                                       Signature(s) Title(s), if applicable    E

                    EVERY SHAREHOLDER'S VOTE IS IMPORTANT!
         THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE PROPOSAL.


                 PLEASE VOTE, SIGN, DATE AND PROMPTLY RETURN
                  YOUR PROXY IN THE ENCLOSED ENVELOPE TODAY!

                 Please detach at perforation before mailing.

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE SHAREHOLDER AS SIGNED ON THE REVERSE SIDE OF THIS CARD. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR APPROVAL OF THE PROPOSAL. PLEASE MARK YOUR VOTE BELOW IN BLUE OR BLACK INK. DO NOT USE RED INK. EXAMPLE: /X/

1. To approve the Agreement and Plan of Reorganization dated as of July 24, 1997 providing for (i) the acquisition of all or substantially all of the assets of Investors Trust Adjustable Rate Fund ("Adjustable Rate Fund") by GE Short-Term Government Fund ("Short-Term Government Fund"), a separate investment portfolio of GE Funds, in exchange for shares of Short-Term Government Fund and the assumption by GE Funds on behalf of Short-Term Government Fund of scheduled liabilities of Adjustable Rate Fund, (ii) the distribution to shareholders of Adjustable Rate Fund of such shares of Short-Term Government Fund in liquidation of Adjustable Rate Fund and (iii) the subsequent termination of Adjustable Rate Fund.

               FOR  / /         AGAINST / /         ABSTAIN / /


                                                                               E